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                                                                Exhibit 15




August 8, 1997

Merrill Lynch & Co., Inc.
World Financial Center
North Tower
New York, NY  10281



We have made a review, in accordance with standards established by the American Institute of Certified Public Accountants, of the unaudited interim consolidated financial information of Merrill Lynch & Co., Inc. and subsidiaries as of June 27, 1997 and for the three- and six-month periods ended June 27, 1997 and June 28, 1996 as indicated in our report dated August 8, 1997; because we did not perform an audit, we expressed no opinion on that information.

We are aware that our report referred to above, which is included in your Quarterly Report on Form 10-Q for the quarter ended June 27, 1997, is incorporated by reference in the following documents, as amended:


Filed on Form S-8:

    Registration Statement No. 33-41942 (1986 Employee Stock Purchase Plan)

    Registration Statement No. 33-17908 (Incentive Equity Purchase Plan)

    Registration Statement No. 33-33336 (Long Term Incentive Compensation Plan)

    Registration Statement No. 33-51831 (Long Term Incentive Compensation Plan)

    Registration Statement No. 33-51829 (401(k) Savings and Investment Plan)

    Registration Statement No. 33-54154 (Non-Employee Directors' Equity Plan)

    Registration Statement No. 33-54572 (401(k) Savings and Investment Plan
      (Puerto Rico))

    Registration Statement No. 33-56427 (Amended and Restated 1994 Deferred
      Compensation Plan for a Select Group of Eligible Employees)

    Registration Statement No. 33-55155 (1995 Deferred Compensation Plan for a Select Group of Eligible Employees)


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    Registration Statement No. 33-60989 (1996 Deferred Compensation Plan
      for a Select Group of Eligible Employees)

    Registration Statement No. 333-09779 (1997 Deferred Compensation Plan for a Select Group of Eligible Employees)

    Registration Statement No. 333-32209 (1998 Deferred Compensation Plan for a Select Group of Eligible Employees)

    Registration Statement No. 333-00863 (401(k) Savings & Incentive Plan)

    Registration Statement No. 333-13367 (Restricted Stock Plan for Former
      Employees of Hotchkis and Wiley)

    Registration Statement No. 333-15009 (1997 KECALP Deferred Compensation
      Plan for a Select Group of Eligible Employees)

    Registration Statement No. 333-17099 (Deferred Unit and Stock Unit Plan for Non-Employee Directors)

    Registration Statement No. 333-18915 (Long Term Incentive Compensation Plan for Managers & Producers)

    Registration Statement No. 333-33125 (Employee Stock Purchase Plan for
      Employees of Merrill Lynch Partnerships)


Filed on Form S-3:

    Debt Securities:

    Registration Statement No. 33-54218

    Registration Statement No. 2-78338

    Registration Statement No. 2-89519

    Registration Statement No. 2-83477

    Registration Statement No. 33-03602

    Registration Statement No. 33-17965

    Registration Statement No. 33-27512

    Registration Statement No. 33-35456

    Registration Statement No. 33-42041

    Registration Statement No. 33-45327

    Registration Statement No. 33-49947

    Registration Statement No. 33-51489

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    Registration Statement No. 33-52647

    Registration Statement No. 33-60413

    Registration Statement No. 33-61559

    Registration Statement No. 33-65135

    Registration Statement No. 333-13649

    Registration Statement No. 333-25255

    Registration Statement No. 333-28537

    Medium Term Notes:

    Registration Statement No. 2-96315

    Registration Statement No. 33-03079

    Registration Statement No. 33-05125

    Registration Statement No. 33-09910

    Registration Statement No. 33-16165

    Registration Statement No. 33-19820

    Registration Statement No. 33-23605

    Registration Statement No. 33-27549

    Registration Statement No. 33-38879

    Other Securities:

    Registration Statement No. 33-19975 (Remarketed Preferred Stock, Series C)

    Registration Statement No. 33-33335 (Common Stock)

    Registration Statement No. 33-45777 (Common Stock)

    Registration Statement No. 33-55363 (Preferred Stock)

    Registration Statement No. 333-02275 (Long Term Incentive Compensation Plan)

    Registration Statement No. 333-16603 (TOPrS)

    Registration Statement No. 333-20137 (TOPrS)

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    Registration Statement No. 333-24889 (LTIC and LTICPMP)

We are also aware that the aforementioned report, pursuant to Rule 436(c) under the Securities Act of 1933, is not considered a part of the Registration Statement prepared or certified by an accountant or a report prepared or certified by an accountant within the meaning of Sections 7 and 11 of that Act.


/s/ Deloitte & Touche LLP
     New York, New York